                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

               OREGON                             1-13159                    47-0255140
      (State or other jurisdiction         (Commission file number)       (I.R.S. employer
           of incorporation)                                             identification no.)


            1221 LAMAR #1600                                                  77010-1221
             HOUSTON, TEXAS                                                   (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 853-6161

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                              ---------------------



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ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (b) On September 30, 2004, the board of directors of Enron Corp. (the "Company") accepted the resignation of Raymond M. Bowen as Executive Vice President, Chief Financial Officer and Treasurer of the Company, which resignation is effective as of October 1, 2004.

        (c) On September 30, 2004, the board of directors of the Company elected Robert S. Bingham to replace Mr. Bowen as Interim Chief Financial Officer and Interim Treasurer of the Company, effective as of October 1, 2004.

        Mr. Bingham is 56 years old and has been an employee of Kroll Zolfo Cooper, LLC (formerly Zolfo Cooper, LLC) ("KZC") since February 1999. During his tenure with KZC through KZC's services provided to the Company as further described in the next paragraph below, he has served as Associate Director of Restructuring for the Company since February 2002. Prior to joining KZC, he served as Vice President and Chief Financial Officer of Pick Telecommunications Corp., a publicly-traded provider of long distance and prepaid calling card telecommunications services, from January 1997 to February 1999. He is a certified public accountant. Mr. Bingham serves as a director for Portland General Electric Company ("PGE"), an electric utility company reporting under the Securities Exchange Act of 1934 and wholly owned subsidiary of the Company. Mr. Bingham is the Chair of PGE's Audit Committee and a member of PGE's Compensation Committee. Mr. Bingham does not have an employment agreement directly with the Company. Instead, the Company and its debtor subsidiaries (collectively with the Company, the "Debtors"), in the Chapter 11 bankruptcy case commenced December 2, 2001 (Case. No 01-16034 (AJG)) (the "Bankruptcy Case") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), compensate Stephen Forbes Cooper, LLC (an entity which has a shared employee arrangement with KZC pursuant to a separate agreement) ("SFC") for its services pursuant to an agreement entered into effective as of January 28, 2002, by and among the Company, SFC and Stephen F. Cooper (the "SFC Agreement"), which was approved by the Bankruptcy Court. Under the SFC Agreement, SFC performs certain management services for the Company associated with the Bankruptcy Case, and the Company agrees to pay SFC, among other amounts for services rendered by other individuals, $545 per hour of work for Mr. Bingham's services.

        THIS FORM 8-K MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATION AND, AS SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY'S CHAPTER 11 PROCESS, SUCH AS THE NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE EFFECTIVE DATE OF THE



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SUPPLEMENTAL MODIFIED FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO
CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE (THE "CHAPTER 11 PLAN") OR DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE CHAPTER 11 PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY'S OPERATING SUBSIDIARIES AND THE DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON THE COMPANY'S OPERATING SUBSIDIARIES' BUSINESS OPPORTUNITIES; THE EFFECTS OF THE DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE CHAPTER 11 PLAN; FINANCIAL AND OPERATING RESTRICTIONS THAT MAY BE IMPOSED ON AN OPERATING SUBSIDIARY OF THE COMPANY UNDER THE PUBLIC UTILITY HOLDING COMPANY ACT; POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY'S OPERATING SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS AFFECTING THE FINANCES AND OPERATIONS OF THE DEBTORS AND THE COMPANY'S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE DEBTORS' EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.

        AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE CHAPTER 11 PLAN PROVIDES THE COMPANY'S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY'S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENRON CORP.


Date: October 1, 2004                     By: /s/ K. WADE CLINE
                                             -----------------------------------
                                             Name: K. Wade Cline
                                             Title: Managing Director and
                                                    Assistant General Counsel





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